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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): JANUARY 21, 2003


                            MCK COMMUNICATIONS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                  000-27703                06-1555163
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  (State or other jurisdiction   (Commission               (IRS Employer
         of incorporation)        File Number)           Identification No.)


     117 KENDRICK STREET, NEEDHAM, MASSACHUSETTS                   02494
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       (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (617) 454-6100
       ------------------------------------------------------------------

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ITEM 5.  OTHER EVENTS.

On January 21, 2003, MCK Communications, Inc., a Delaware corporation, issued a press release which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.
         99.1     Press Release dated January 21, 2003 of MCK Communications,
                  Inc.

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibits

99.1              Press Release dated January 21, 2003 of MCK Communications,
                  Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MCK COMMUNICATIONS, INC.


Date: January 21, 2003                   By:      /s/ Thomas Nolette
                                            ----------------------------------
                                              Name:    Thomas Nolette
                                              Title:   Acting CEO,
                                                       VP Operations and Finance